                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE
    COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Crescent Banking Company
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

    ----------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------------

    (4) Date Filed:

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Notes:





Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                            CRESCENT BANKING COMPANY
                                 251 Highway 515
                                Jasper, GA 30143

                                 March 30, 2002

TO THE SHAREHOLDERS OF
CRESCENT BANKING COMPANY:

             You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Crescent Banking Company (the "Company"), which will be held at the Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, Thursday, April 18, 2002 at 2:00 p.m. local time (the "Annual Meeting").

             At the Annual Meeting, you will be asked to consider and vote upon:

         (1) The election of three directors, including two Class II directors to serve until the Company's 2005 Annual Meeting of Shareholders and one Class IV director to serve until the Company's 2003 Annual Meeting of Shareholders; and

         (2) Such other matters as may properly come before the Annual Meeting or any reconvened meeting following any adjournment thereof.

         Information relating to the Annual Meeting and the proposals described above is set forth in the attached Proxy Statement.

             We hope you can attend the Annual Meeting and vote your shares in person. In any case, please complete the enclosed proxy and return it to us. Your completion of the proxy will ensure that your preferences will be expressed on the matters that are being considered. If you deliver a completed proxy, but you are able to attend the Annual Meeting, you may revoke your proxy and re-cast your votes by voting in person at the Annual Meeting or by following the revocation procedures described in the accompanying Proxy Statement. If you have any questions about the Proxy Statement, please contact us at (706) 692-2424.

                                                     Sincerely,

                                                     /s/ J. Donald Boggus, Jr.

                                                     J. Donald Boggus, Jr.
                                                     President and CEO

                            CRESCENT BANKING COMPANY
                                251 Highway 515
                                Jasper, GA 30143


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, APRIL 18, 2002


TO THE SHAREHOLDERS OF
CRESCENT BANKING COMPANY:

             NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Crescent Banking Company (the "Company") will be held at the Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, Thursday, April 18, 2002 at 2:00 p.m. local time (together with any adjournments or postponements thereof, the "Annual Meeting") for the following purposes:

        1.    Elect  Directors.  To elect three  directors,  including two Class
              ----------------
              II directors to serve until the Company's 2005 Annual Meeting and one Class IV director to serve until the Company's 2003 Annual Meeting of Shareholders; and

        2.    Other  Business.  To act upon such other matters as may properly
              ---------------
              come before the Annual Meeting or any reconvened meeting following any adjournment thereof.

             Only shareholders of record at the close of business on March 21, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

         A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Annual Meeting and for a period of ten days prior thereto at the Company's executive offices in Jasper, Georgia.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ J. Donald Boggus, Jr.

                                            J. Donald Boggus, Jr.
                                            President and CEO

March 30, 2002

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          OF CRESCENT BANKING COMPANY


                       TO BE HELD THURSDAY, APRIL 18, 2002

                                  INTRODUCTION

General

             This Proxy Statement is being furnished to the shareholders of Crescent Banking Company (the "Company") in connection with the solicitation by the Company of proxies for use at the Company's 2002 Annual Meeting of Shareholders (together with any postponements or adjournments thereof, the "Annual Meeting") to be held at the Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia on Thursday, April 18, 2002 at 2:00 p.m. local time. The Annual Meeting is being held to consider and vote upon (i) the election of three directors, including two Class II directors to serve until the Company's 2005 Annual Meeting of Shareholders and one Class IV director to serve until the Company's 2003 Annual Meeting of Shareholders, and
(ii) such other business as may properly come before the Annual Meeting. This proxy solicitation is being made by Crescent Banking Company.

             The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting other than the matters described in this Proxy Statement. As permitted by Rule 14a-4(c) of the Securities and Exchange Commission (the "SEC"), the persons named as proxies on the enclosed proxy card will have discretionary authority to vote in their judgment on any proposals presented by shareholders for consideration at the Annual Meeting that were submitted to the Company after February 23, 2002. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a director if a director nominee is unable to serve for good cause and will not serve, and on matters incident to the conduct of the Annual Meeting.

             This Proxy Statement is dated March 30, 2002 and is first being mailed to the shareholders of the Company on or about April 2, 2002. A copy of the Company's 2001 Annual Report to Shareholders accompanies this Proxy Statement. Shareholders of the Company may also receive, at no charge except the Company's cost of copying exhibits, a copy of the Company's Annual Report on Form 10-K, as filed with the SEC by the Company, for the year ended December 31, 2001, by making a written or oral request to J. Donald Boggus, Jr., President and CEO, Crescent Banking Company, P.O. Box 668, Jasper, Georgia 30143, telephone (706) 692-2424.

              RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

             The Company's Board of Directors has fixed the close of business on March 21, 2002 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,854,914 shares of the $1.00 par value common stock of the Company ("Common Stock") issued and outstanding and held by approximately 588 shareholders of record. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

             Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. If no instructions are indicated, such shares of Common Stock will be voted "FOR" the election of the nominees for director named in this Proxy Statement and in the discretion of the Proxy Holders as to any other business properly brought before the Annual Meeting.

             A shareholder who gives a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to proxies should be addressed as follows: Crescent Banking Company, Post Office Box 668, Jasper, Georgia, 30143, Attention: J. Donald Boggus, Jr., President and CEO.

Cost of Solicitation of Proxies

             The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone or telegraph.

Quorum and Voting Requirements

             The approval of each proposal set forth in this Proxy Statement requires that a quorum be present at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the Record Date.

             Proposal One, relating to the election of the nominees for directors, requires approval by a "plurality" of the votes cast by the shares of Common Stock entitled to vote in the election. This means that Proposal One will be approved only if the holders of a majority of the shares of Common Stock entitled to vote and voting at the Annual Meeting vote in favor of Proposal One. With respect to Proposal One, abstentions and "broker non-votes" will be counted as shares of Common Stock present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

             Any other proposal that is properly brought before the Annual Meeting requires approval by the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting. With respect to such proposals, abstentions will be counted, but "broker non-votes" will not be counted, as shares of Common Stock present for purposes of determining the presence of a quorum. Both abstentions and "broker non-votes" will be counted as votes cast against such proposals for purposes of determining whether such proposal has received sufficient votes for approval.

Adjournment

             In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

General

             The Company's Board of Directors is presently divided into four classes, designated as Class I, Class II, Class III, and Class IV directors. Each of Class I, Class II and Class III consists of two members, each serving for a period of three years from their respective dates of election. There is presently a vacant Class III directorship, which the Company's Board of Directors may fill at any time in its discretion. Class IV consists of one member serving for a period of one year from his or her date of election. Specifically, Class II and Class IV directors are presently serving a term that expires upon the Company's 2002 Annual Meeting of Shareholders. The Class III and Class I directors are currently serving terms that expire upon the Company's Annual Meeting of Shareholder in 2003 and 2004, respectively.

             At this time, the Company would like to publicly express its most sincere appreciation and gratitude for the many contributions of Mr. James D. Boggus, Sr., who passed away on April 13, 2001. Mr. Boggus, Sr. had served as a director of Crescent Bank & Trust Company since April 1995, a director of Crescent Mortgage Services, Inc. since April 1996, and a Class III director of the Company since January 2000. Mr. Boggus had also served as the Chairman of the Board of Directors of Crescent Mortgage Services, Inc. since April 1999.

             Mr. Boggus, Sr. played an instrumental role in the Company's development and success, and his dedication and efforts have truly been invaluable. The Company will miss Mr. Boggus, Sr.'s experience, wisdom and friendship.

Election of Directors

             Election of Two Class II Directors. Messrs. Charles Gehrmann and J. Donald Boggus, Jr. are presently serving as Class II directors whose terms will expire at the Annual Meeting. Mr. Gehrmann was appointed as a Class II director in January 2000 by the Board of Directors to fill an unexpired term and was subsequently elected to continue to serve in that capacity at the Company's 2000 Annual Meeting of Shareholders. Mr. Boggus was elected a Class II director at the Company's 1999 Annual Meeting of Shareholders.

             Messrs. Gehrmann and Boggus have been nominated by the Board of Directors to stand for re-election. If elected, Messrs. Gehrmann and Boggus will serve as Class II directors for a three year term expiring at the Company's 2005 Annual Meeting of Shareholders and until their successors are elected and qualified.

             Election of One Class IV Director. Ms. Janie Whitfield has, at the recommendation of the Board of Directors of Crescent Bank & Trust Company, the Company's wholly-owned commercial banking subsidiary (the "Bank"), been nominated by the Company's Board of Directors to stand for election as the Company's Class IV director. If elected, Ms. Whitfield will serve a one year term expiring at the Company's 2003 Annual Meeting of Shareholders and until her successor is elected and qualified.

Information Relating to Directors, Executive Officers and Nominees

            The following table sets forth, as to each executive director, officer or nominee, (i) his or her name; (ii) his or her age at March 30, 2002;
(iii) the date he or she was first elected as a director or officer; (iv) a description of positions and offices that he or she holds with the Company (other than as a director), the Bank, and Crescent Mortgage Services, Inc., the Company's wholly-owned subsidiary that offers mortgage services ("CMS"), if any;
(v) a brief description of his or her principal occupation or occupations over at least the last five years; (vi) his or her other business experience; (vii) the number of shares of Common Stock beneficially owned by him or her on March 21, 2002; (viii) and the percentage of the total shares of Common Stock outstanding on March 21, 2002 that his or her beneficial ownership represents.


           Name;
           -----
  Age at March 30, 2002;        Number and
  ----------------------        ----------
  Date First Elected as       Percentage of
  ---------------------       -------------
    Director of Company         Shares (1)                 Principal Occupation and Business Experience
    -------------------         ----------                 --------------------------------------------


                                Nominees for Election as Class II Directors (Term Expiring 2005)
                                ----------------------------------------------------------------
Charles Gehrmann           31,194               Mr. Gehrmann worked for Mack Trucks, Inc., including the position
Age 64                     (1.68%)              of regional manager, from 1963 until 1990 when he purchased the
2000                                            Mack Truck franchise in Atlanta, GA. Mr. Gehrmann sold Mack Sales of Atlanta, Inc in 1999 and continued to serve as its President and CEO until 2001. Mr. Gehrmann is currently Chairman of Federal
                                                Employees  Credit Union where he has served as a director since
                                                1984. Mr. Gehrmann has served as a director of the Bank since
                                                April 1995, of CMS since April 1996, and of the Company since
                                                January 2000. Mr. Gehrmann has served as Chairman of CMS since
                                                April 2001.

J. Donald Boggus, Jr.      48,868 (2)           Mr. Boggus began his banking career working with C & S National
Age 38                     (2.64%)              Bank in 1984 while attending the Georgia Institute of Technology.
1999                                            After serving as a staff accountant for two years with a regional accounting firm, Mr. Boggus worked as Controller for Etowah Bank in Canton, Georgia. Mr. Boggus joined Crescent Bank and Trust
                                                Company as controller in March 1989. Mr. Boggus served as Chief
                                                Financial Officer of the Bank and the Company until being named
                                                President and CEO in April 1996. Mr. Boggus has served on the
                                                Board of the Bank and CMS since April 1996 and of the Company since April 1999. Mr. Boggus also serves as Secretary of CMS.


                                Nominee for Election as Class IV Director (Term Expiring 2003)
                                --------------------------------------------------------------

Janie Whitfield            54,500               Ms. Whitfield owned and operated Mountain Gold, Inc, which did
Age 61                     (2.94%)              business as the Bargain Barn, a retail sporting goods store, for
                                                36 years before selling the Company in 1998.  Ms. Whitfield was an organizer of the Bank and has served as a director since its inception. Ms. Whitfield has chaired the Bank's loan committee for the past three years and served as the Bank's Vice Chairperson since April 2001 and had previously served as the Bank's
                                                secretary.



                                      Incumbent Class III Director (Term Expiring 2003)
                                      -------------------------------------------------



Michael W. Lowe            367,460 (3)       Mr. Lowe founded Jasper Jeep Sales, Inc. in 1976 and has served as
Age 54                     (19.79%)          its Chief Executive Officer since that time. Mr. Lowe has been a
1991                                         director of the Company and of the Bank since their respective organizations.



                                       Incumbent Class I Directors (Term Expiring 2004)
                                       ------------------------------------------------

A. James Elliott           24,645            Mr. Elliott served as a partner with Alston & Bird, LLP for 28
Age 60                     (1.33%)           years before leaving in 1994. After leaving Alston & Bird, LLP in
1995                                         1994, he joined Emory University Law School as the Associate
                                             Dean. Mr. Elliott has served as a director of the Bank since
                                             April 1995 and as its Chairman from April 1996 to April 1999. Mr.
                                             Elliott has served as a director of CMS since April 1996. Mr.
                                             Elliott has served on the Company's Board of Directors since
                                             October 1996 and as its Chairman since January 2000.


John S. Dean, Sr.          33,340            Mr. Dean served as President and CEO of Amicalola Electric
Age 62                     (1.80%)           Membership Cooperative from 1975 until his retirement in January
2000                                         2000. Mr. Dean has served as a director of CoBank, a $22 billion
                                             Cooperative Bank, for eight years. Mr. Dean has served as a director of the Bank since its organization and of CMS since April
                                             1998. Mr. Dean has served on the Company's Board of Directors and as its Vice-Chairman since April 2000.



                                    Officers of the Company not serving as Director
                                    -----------------------------------------------

Bonnie B. Boling           5,730             Ms. Boling serves as Senior Vice President and Chief Financial
Age 47                     (0.31%)           Officer for the Company, the Bank and CMS. She has a Bachelor of
                                             Science in Accounting from Kennesaw State University. Ms. Boling held the position of Senior Vice President and Chief Financial
                                             Officer for Cherokee Federal Savings Bank, FSB and Bank of North
                                             Georgia form 1989 to 1994. Ms. Boling has worked in the banking industry since 1973.

Robert C. KenKnight         26,241           Mr. KenKnight joined the Bank as its Executive Vice President for
Age 61                      (1.41%)          Mortgage Banking Operations in February 1993. He has served as the President of CMS since it organization in October 1994. Mr.
                                             KenKnight was the Presidentof Liberty Mortgage Corporation, an
                                             Atlanta-based mortgage company with a mortgage-servicing portfolio of approximately $900 million, from October 1989 until joining the
                                             Bank. He was previously employed as Executive Vice President of
                                             Entrust Funding Company, Atlanta, from February 1986 to August 1989, and has worked in the mortgage industry since 1963. Mr. KenKnight is past President of the Mortgage Bankers Association of Georgia and
                                             the Atlanta Mortgage Bankers Association.


Michael P. Leddy              2,859             Mr. Leddy has a B.S. from the University of Central Florida where
Age 58                        (.15%)            he majored in finance. He was head of the Secondary Marketing group of Molton Allen & Williams, Inc. before leaving in 1976 to join Paine Webber Incorporated's institutional sales division in
                                                Atlanta, Georgia. In 1985, he served on the initial management team that started Arvida Mortgage Company in Boca Raton, Florida, a subsidiary of Walt Disney Productions. He then returned to Paine
                                                Webber Incorporated before joining the Company in 1993 as Executive
                                                Vice President of Secondary Marketing for the Bank and CMS.

Gary E. Reece                 9,986             Mr. Reece joined the Bank in 1996 and serves as its Executive Vice
Age 47                        (.54%)            President and Senior Lending Officer. Mr. Reece was employed as
                                                Executive Vice President of Pickens County Bank from 1982 until 1992, and as Senior Vice President and Senior Lending Officer of Gilmer
                                                County Bank from 1994 until joining the Bank. He received his B.S.
                                                Degree from the University of Georgia in 1976 and his M.Ed. in 1981.

---------------------------------------
(1) Information relating to beneficial ownership of Company Common Stock is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.
(2)      Includes 18,542 shares held by Mr. Boggus' wife.
(3) Includes 26,400 shares held as custodian for Mr. Lowe's children and 5,000 shares held by his wife.

Recommendation and Required Vote

              Proposal One, relating to the election of nominees as directors, requires approval by the holders of a majority of the shares of Common Stock entitled to vote and voting at the meeting. The Board of Directors unanimously recommends a vote "FOR" this Proposal One. Proxies solicited by the Board of
                   ---
Directors will be so voted unless shareholders specify a contrary choice in their proxies.

                             ADDITIONAL INFORMATION

Compensation of Directors and Attendance at Meetings

             During 2001, each member of the Company's Board of Directors received a retainer fee of $4,000 for their services. In addition, pursuant to the Company's 1995 Stock Option Plan for Outside Directors (the "1995 Director Plan") and the 2001 Non-Employee Director Stock Option Plan (the "2001 Director Plan"), the Company regularly awards shares of its Common Stock to outside directors. During each of 1995, 1996, 1997, 1999 and 2000, the Company awarded 400 shares of its Common Stock to each of its outside directors. During 1998, the Company's Board of Directors and shareholders approved certain amendments to the Director Plan, which, among other things, authorized a one-time grant of 4,000 shares of Common Stock to be made during 1998 to each of the Company's outside directors. The Company completed this one-time grant on April 17, 1998. During 2001, the Company awarded 750 shares of its Common Stock to each of its outside directors. The Company has 98,000 shares of its Common Stock authorized and reserved for issuance under the 1995 Director Plan, and, as of March 30, 2002, 91,600 shares had been granted under the Director Plan. The Company has 100,000 shares of its Common Stock authorized and reserved for issuance under the 2001 Director Plan, and, as of March 30, 2002, 3,850 shares had been granted under the Director Plan

             The Board of Directors held nine meetings during 2001. During 2001, each member of the Company's Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and committees thereof on which he served except for Director Lowe.

             The Board will consider nominees for director recommended by a shareholder entitled to vote in the election of directors, provided that written notice of the shareholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Company, in the case of an annual meeting of shareholder, no later than 90 days prior to the close of business on the 10th day following the date on which notice of the meeting at which the election is to take place is first given to shareholders. The notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a statement that the shareholder is a holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) such information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and
(d) the consent of each nominee to serve as a director of the Company if so elected.

Committees of the Board of Directors

             The Bank's Board of Directors maintains standing Executive, Audit, Mortgage Banking, Loan, Compensation and Investment Committees, which committees also serve the same functions for the Company. The Company's Board of Directors presently has only a standing Stock Option Committee, which is composed of Messrs. Elliott (Chairman), Lowe and Gehrmann.

             The Company's entire Board of Directors performs the function of a Nominating Committee, the responsibilities of which include nominating persons to serve on the Company's Board of Directors. While nominees recommended by shareholders may be considered, the Nominating Committee has not actively solicited recommendations, nor has it established any procedures for this purpose. The Board of Directors held one meeting in its capacity as Nominating Committee during 2001.

             The Audit Committee of the Board of Directors of the Bank is composed of Messrs. A. James Elliott (Chairman), Charles Gehrmann, and John S. Dean. The Audit Committee has the responsibility of reviewing the Company's financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It recommends to the Board of Directors of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves their audit plan and reviews with the independent auditors the results of the audit and management's response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The Audit Committee reports its findings to the Board of Directors. The Audit Committee held four meetings during the year ended December 31, 2001. See "Report of the Audit Committee".

             The Bank's Compensation Committee is comprised of Messrs. Elliott (Chairman), Dean, Lowe, Wynne and Gehrmann. The Compensation Committee has the authority to determine the compensation of the executive officers and employees of the Company, the Bank and CMS. All officers of the Company are compensated by the Bank. The Compensation Committee also administers various of the Company's benefit and incentive plans. The Compensation Committee has the power to interpret the provisions of the Company's Dividend Reinvestment and Stock Purchase Plan, the 1995 Director Plan, the 2001 Long-Term Incentive Plan (the "2001 LTIP") and the 2001 Director Plan. The Compensation Committee held four meetings during 2001. See "Report of the Compensation Committee."

Ownership of Common Stock by Certain Beneficial Owners and Management

             The following table reflects the number of shares of Common Stock beneficially owned by (i) each of the directors, (ii) each of the executive officers named in the Summary Compensation Table below, and (iii) all of the directors and executive officers of the Company as a group, including the name and address of those persons known by the Company to beneficially own more than 5% of the Common Stock as of March 30, 2002, together with the number of shares and percentage of outstanding shares beneficially owned. Management of the Company is informed that all such shares were held individually by each such shareholder with sole voting and investment power, except as noted herein.


               Name and Address                    Amount and Nature of
             of Beneficial Owner                 Beneficial Ownership (1)          Percent of Class
             -------------------                 ------------------------          ----------------
J. Donald Boggus, Jr., President/CEO                         48,868 (2)                 2.64%
281 Happy Talk Trail
Jasper, GA 30143

John S. Dean, Director
357 Alpine Drive                                             33,340                     1.80%
Jasper, GA 30143

A. James Elliott, Chairman                                   24,645                     1.33%
732 Big Canoe
Big Canoe, GA 30143

Charles Gehrmann, Director                                   31,194                     1.68%
P O Box 18027
Atlanta, GA 30316

Michael W. Lowe, Director
Fox Run
Jasper, GA 30143                                            367,460 (3)                19.79%

Charles B. Wynne, Director
Box 20554, Bent Tree                                         23,814                     1.28%
Jasper, GA 30143

Robert C. KenKnight, Executive Officer
2043 Woodland Way                                            26,241                     1.41%
Dunwoody, GA 30338

Michael P. Leddy, Executive Officer                           2,859                      .15%
4698 East Conway Drive
Atlanta, GA 30327


Bonnie B. Boling, Chief Financial Officer                     5,730                      .31%
264 East Boling Rd.
Jasper, GA 30143

Gary E. Reece, Executive Officer                              9,986                      .54%
P O Box 503
Jasper, GA 30143

Sarah J. Boggus, Shareholder                                123,761                     6.67%
948 Happy Talk Trail
Jasper, GA 30143

All current directors and executive officers                574,137                    30.33%
as a group (10 persons)

----------------------------------------
(1) Information relating to beneficial ownership of Common Stock is based upon information furnished by each person using "beneficial ownership" concepts as set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.
(2)      Includes 18,542 shares held by Mr. Boggus' wife.
(3) Includes 26,400 shares held as custodian for Mr. Lowe's children and 5,000 shares held by his wife.

Compensation of Executive Officers and Directors

             Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and other executive officers who make in excess of $100,000 per year (collectively, the "Named Executive Officers"). The disclosure requirements for the Named Executive Officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting these individuals.

             The following report reflects the Company's compensation philosophy, as endorsed by the Board of Directors of each of the Company, the Bank and CMS, as well as the Compensation Committee, and resulting actions taken by the Company for the reporting periods shown in the various compensation tables supporting the report. The Compensation Committee either approves or recommends to the Board of Directors payment amounts and award levels for executive officers of the Company and its subsidiaries.

Compensation Committee Interlocks and Insider Participation

             Messrs. Dean, Elliott, Gehrmann, Lowe and Wynne are members of the Compensation Committee, none of whom was an officer or employee of the Company or its subsidiaries in 2001.

Report of the Compensation Committee

   General

             During 2001, the Compensation Committee was composed entirely of five members, none of whom were officers or employees of the Company or any of its subsidiaries. The Bank's Board of Directors designates the members and the Chairman of the Compensation Committee.

   Compensation Policy

             The policies that govern the Compensation Committee's executive compensation decisions are designed to align changes in total compensation with changes in the value created for the Company's shareholders. The Compensation Committee believes that compensation of executive officers and others should be directly linked to the Company's operating performance and that achievement of performance objectives over time is the primary determinant of share price.

             The underlying objectives of the Compensation Committee's compensation strategy are to establish incentives for certain executives and others to achieve and maintain short-term and long-term operating performance goals for the Company, to link executive and shareholder interests through equity-based plans, and to provide a compensation package that recognizes individual contributions as well as overall business results. At the Company, performance-based executive officer compensation includes: base salary, short-term annual cash incentives, and long-term stock and cash incentives.

   Base Salary and Increases

             In establishing executive officer salaries and increases, the Compensation Committee considers individual annual performance and the relationship of total compensation to the defined salary market. The decision to increase base pay is recommended by the chief executive officer and approved by the Compensation Committee using performance results documented and measured annually. Information regarding salaries paid in the market is obtained through formal salary surveys and other means, and is used to evaluate competitiveness with the Company's peers and competitors. The Company's general philosophy is to provide base pay competitive with the market, and to reward individual performance while positioning salaries consistent with Company performance.

   Short-Term Incentives

             The Company, through its annual bonus payments, seeks to align short-term cash compensation with individual performance and performance for the shareholders. The Compensation Committee, using recommendations from the Company's chief executive officer, approves annual bonus payments, including extraordinary bonus payments, to those officers who have made superior contributions to Company profitability as measured and reported through individual performance goals established at the beginning of the year. This philosophy better controls overall compensation expenses by reducing the need for significant annual base salary increases as a reward for past performance, and places more emphasis on annual profitability and the potential rewards associated with future performance. Salary market information is used to establish competitive rewards that are adequate in size to motivate strong individual performance during the year.

   Long-Term Incentives

             Long-term incentive awards have been made under the Company's stock and incentive plans, including the 2001 LTIP. Stock options granted under these plans are designed to motivate sustained high levels of individual performance and align the interests of key employees with those of the Company's shareholders by rewarding capital appreciation and earnings growth. Upon the recommendation of the chief executive officer, and subject to approval by the Compensation Committee, stock options are awarded annually to those key officers whose performance during the year has made a significant contribution to the Company's long-term growth. During 2001, the Company awarded options to purchase 33,500 shares of its Common Stock to individuals.

             As discussed below, the Company also awards stock options and restricted stock awards to certain of its key executive officers pursuant to employment agreements between the Company and/or its subsidiaries, as appropriate, and those officers.

   Deduction Limit

             At this time, because of its compensation levels, the Company does not appear to be at risk of losing deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended, which generally establishes, with certain exceptions, a $1 million deduction limit on executive compensation for all publicly held companies. As a result, the Company has not established a formal policy regarding such limit, but will evaluate the necessity for developing such a policy in the future.

   Chief Executive Pay

             The Compensation Committee formally reviews and approves the compensation paid to the chief executive officers of the Company, the Bank and CMS during the first quarter of each year. Final approval of chief executive compensation is subject to the review and approval of the Company's and the Bank's Board of Directors. Changes in base salary and the awarding of bonuses and other cash and stock incentives are based on overall financial performance and profitability related to objectives stated in the Company's strategic performance plan and the initiatives taken to direct the Company. In addition, utilizing published surveys, databases, and proxy statement data, including, for example, public information compiled from the Sheshunoff Bank Executive and Director Compensation Survey (collectively, the "Survey Data"), the Compensation Committee surveyed the total compensation of chief executive officers of comparable-sized financial institutions located in comparable markets nationally, as well as of locally-based banks and thrifts. While there is likely to be a substantial overlap between the financial institutions included in the Survey Data and the banks and thrifts represented in the Nasdaq Bank Index line on the shareholder return performance graph, below, the groups are not exactly the same. The Compensation Committee believes that the most direct competitors for executive talent are not necessarily the same as the companies that would be included in the published industry index established for comparing shareholder returns.

             After reviewing the Survey Data, the salary for Mr. J. Donald Boggus, Jr., President and Chief Executive Officer of the Company and the Bank, was increased by $20,000 to $150,000 annually, effective January 1, 2002. This adjustment maintained Mr. Boggus' total compensation at a level commensurate with his peers in the comparative groups. During 2001, stock options to purchase 10,000 shares of Common Stock were awarded to Mr. Boggus.

   Summary

             In summary, the Compensation Committee believes that the Company's compensation program is reasonable and competitive with compensation paid by other financial institutions of similar size. The program is designed to reward managers for strong personal, Company and share value performance. The Compensation Committee monitors the various guidelines that make up the program and reserves the right to adjust them as necessary to continue to meet Company and shareholder objectives.

                                    Compensation Committee

                                    John S. Dean, Sr., Chairman
                                    A. James Elliott
                                    Charles Gehrmann
                                    Michael W. Lowe
                                    Charles Wynne

                                    March 30, 2002

Report of the Audit Committee

             The Audit Committee monitors the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors and the Audit Committee on June 13, 2000, which was previously included as Appendix C to the Company's
                                                ----------
Proxy Statement for the 2001 Annual Meeting of Shareholders. This report reviews the actions taken by the Audit Committee with regard to the Company's financial reporting process during 2001 and particularly with regard to the Company's audited consolidated financial statements as of December 31, 2001 and 2000 and the operating results for the three years in the period ended December 31, 2001.

             The Audit Committee is composed of three persons, all of whom currently are "independent directors", as defined by the National Association of Securities Dealers, Inc. None of the Audit Committee members is or has been an officer or employee of the Company or any of its subsidiaries, has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates, other than in the ordinary course of business.

             The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and to recommend annually to the Board of Directors the accountants to serve as the Company's independent auditors for the coming year.

             The Audit Committee believes that it has taken the actions it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during 2001.

             In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for 2001, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

             The Audit Committee also reviewed with the Company's independent auditors, Mauldin & Jenkins, LLC, their judgments as to the quality (rather than just the acceptability) of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee discussed with Mauldin & Jenkins, LLC its independence from management and the Company, including the written disclosures, letter and other matters required of Mauldin & Jenkins, LLC by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of services during 2001 by Mauldin & Jenkins, LLC that were unrelated to its audit of the financial statements referred to above and to their reviews of the Company's interim financial statements during 2001 is compatible with maintaining Mauldin & Jenkins, LLC's independence.

             Additionally, the Audit Committee discussed with the Company's internal and independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

             In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2001 for filing with the SEC. The Audit Committee also recommended to the Company's Board of Directors that the Company retain Mauldin & Jenkins, LLC as the Company's independent auditors for 2002.

                                    Audit Committee

                                    A. James Elliott, Chairman
                                    John S. Dean, Sr.
                                    Charles Gehrmann

                                    March 30, 2002

             The table below sets forth certain elements of compensation for the Named Executive Officers of the Company or the Bank for the periods indicated.

                           Summary Compensation Table

------------------------------------------------------------------------------------------------------------------------
                                                                                   Long-Term
                                                Annual Compensation               Compensation
                                                -------------------               ------------
                                                                    Other
                                                                    Annual                   Securities         All
                                                                    Comp-      Restricted    underlying        Other
   Name and Principal                                   Bonus     ensation       Stock        Options/       Compensa-
       Position                Year       Salary($)      ($)       ($)(1)       Awards(2)     SARs (#)       tion ($)(3)
------------------------------------------------------------------------------------------------------------------------
J. Donald Boggus, Jr.          2001      $  130,000    $30,000    $ 4,455             -        10,000         $10,810
President and Chief            2000         103,000     15,000     50,400             -             -           4,834
Executive Officer of the       1999         100,000          -                        -             -           2,274
Company and the Bank

--------------------------------------------------------------------------------------------------------------------------

Robert C. KenKnight            2001      $  354,694          -    $44,073       $70,325         3,000          $6,000
Executive Vice                 2000          58,440          -          -         4,234             -           6,000
President of the Bank;         1999       1,051,452          -          -        18,800             -           6,000
President of the Bank's
Mortgage Division

--------------------------------------------------------------------------------------------------------------------------
Michael P. LeddyExecutive      2001      $  336,255    $25,000    $10,278       $ 1,558          2,000          $6,000
Executive Vice President       2000         174,846          -          -         2,090              -           6,000
of the Bank in Charge of       1999         427,154     25,000          -             -                          6,000
Secondary Mortgage Marketing

--------------------------------------------------------------------------------------------------------------------------

Gary Reece Executive Vice       2001      $100,000      $20,000    $ 5,397             -          5,500          $3,470
Executive Vice President        2000        85,000       12,500          -             -              -             466
and Senior Lending Officer      1999        75,000       12,500          -             -              -             593
of the Bank
--------------------------------------------------------------------------------------------------------------------------

(1) Cash award representing the tax effect of the exercise of stock options in the prior year as provided per the non-qualified option agreement.
(2) Number of shares granted to Mr. KenKnight and Mr. Leddy pursuant to his employment agreement with the Company, based on a percentage of the total added value of the Bank's mortgage division and CMS. Such shares vest as to 20% per year from the date of grant.
(3) Other compensation represents insurance premiums paid by the Company on group term life insurance in excess of $50,000 and car allowance.


                      Option/SAR Grants in Last Fiscal Year

      Mr. KenKnight was granted 906 shares of restricted stock on March 1, 2001 pursuant to their agreement with the Company, based on a percentage of the total added value of the Bank's mortgage division and CMS. Such shares vest as to 20% per year from the date of grant. Mr. KenKnight's total shares granted to date under this agreement was 35,220 shares at December 31, 2001 of which 19,317 shares were not vested. On such date, his 35,220 shares of restricted stock were valued at $480,753.

         Mr. Leddy also receives restricted stock pursuant to his employment agreement with the Company, based on a percentage of the total added value of the Bank's mortgage division and CMS. Such shares vest as to 20% per year from the date of grant. No shares were granted to Mr. Leddy in 2001. Mr. Leddy's total shares granted to date under this agreement was 760 shares at December 31, 2001 of which 456 shares were not vested. On such date, his 760 shares of restricted stock were valued at $10,374.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Potential Realizable
                                                                                           Value at Assumed
                                           Individual Grants                             Annual Rates of Stock
                                                                                          Price Appreciation
                                                                                           for Option Term
------------------------------------------------------------------------------------------------------------------------------

                              Number of      Percentage of
                             Securities   Total Options/SARs
                             Underlying       Granted to       Exercise of                                       Grant Date
                             Option/SARs     Employees in       Base Price   Expiration                         Present Value
          Name               Granted (#)      Fiscal Year        ($/Sh)        Date       5%($)   10%($)             $
------------------------------------------------------------------------------------------------------------------------------
Robert C. KenKnight              906              100%              0                                              $11,796
------------------------------------------------------------------------------------------------------------------------------

                     Aggregated Option/SAR Exercises in 2001
                       and 2000 Year-End Option/SAR Values

             The following table shows stock options exercised by the Named Executive Officers during 2001, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of December 31, 2001. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of the Company's Common Stock.

----------------------------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                          Securities
                                                                          Underlying          Value of Unexercised
                                                                          Unexercised             In-the-Money
                                                                        Options/SARs at         Options/SARs at
                                                                          FY-End (#)               FY-End ($)

                            Shares Acquired on                          Exercisable(E)/         Exercisable(E)/
         Name                  Exercise (#)      Value Realized ($)    Unexercisable(U)         Unexercisable(U)
----------------------------------------------------------------------------------------------------------------------
    J. Donald Boggus, Jr.          0                  N/A                      0 (E)                $0  (E)
                                                                          10,000 (U)           $36,500  (U)
----------------------------------------------------------------------------------------------------------------------
  Robert C. KenKnight              0                  N/A                      0 (E)                 $0 (E)
                                                                           3,000 (U)            $10,950 (U)
----------------------------------------------------------------------------------------------------------------------
  Michael P. Leddy                 0                  N/A                      0 (E)                 $0 (E)
                                                                           2,000 (U)             $7,300 (U)
----------------------------------------------------------------------------------------------------------------------
  Gary Reece                       0                  N/A                      0 (E)                 $0 (E)
                                                                           5,500 (U)            $20,750 (U)
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
  Bonnie Boling                      0                N/A                      0 (E)                 $0 (E)
                                                                           5,000 (U)            $18,250 (U)
----------------------------------------------------------------------------------------------------------------------

  A. James Elliott                   0                N/A                  6,750 (E)            $67,159 (E)
                                                                             -0- (U)                 $0 (U)
----------------------------------------------------------------------------------------------------------------------

  Charles B. Wynne                   0                N/A                  6,750 (E)            $67,159 (E)
                                                                             -0- (U)                 $0 (U)
----------------------------------------------------------------------------------------------------------------------

  John S. Dean, Sr.                  0                N/A                  8,750 (E)            $83,159 (E)
                                                                             -0- (U)                 $0 (U)
----------------------------------------------------------------------------------------------------------------------
  Michael W. Lowe                    0                N/A                  8,750 (E)            $83,159 (E)
                                                                             -0- (U)                 $0 (U)

----------------------------------------------------------------------------------------------------------------------
  Charles Gehrmann                   0                N/A                  6,750 (E)            $67,159 (E)
                                                                             -0- (U)                 $0 (U)
----------------------------------------------------------------------------------------------------------------------



              LONG-TERM INCENTIVE PLANS - AWARD IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------------------
                                                                             Estimated Future Payouts Under Non-Stock
                                                                                        Priced-Based Plans
----------------------------------------------------------------------------------------------------------------------

                                 Number of Shares,      Performance or Other
                               Units or Other Rights       Period until        Threshold     Target          Maximum
       Name                           (#)              Maturation or Payout     ($ or #)     ($ or #)       ($ or #)
----------------------------------------------------------------------------------------------------------------------
J. Donald Boggus, Jr.                 10,000                 7/5/03               N/A           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
Robert C. KenKnight                    3,000                 7/5/02               N/A           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
Michael Leddy                          2,000                 7/5/02               N/A           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
Gary Reece                             5,500                 7/5/02               N/A           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
Bonnie Boling                          5,000                 7/5/04               N/A           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------

Executive Employment Agreement

             Robert C. KenKnight, the President of CMS and an Executive Vice President of the Bank, entered into an employment agreement (the "Employment Agreement") with the Company dated as of May 1, 1997. In addition to salary, the Employment Agreement entitles Mr. KenKnight to incentive compensation in the form of cash and shares of restricted stock based on a percentage of the total added value of the Bank's mortgage division and CMS. In the event the Bank or the Company is acquired and Mr. KenKnight's employment is terminated as a result of such acquisition, the Employment Agreement authorizes a severance payment approximately equal to 12 months of annual compensation in effect at such time plus any accrued incentive compensation.

Certain Transactions

             Directors and executive officers of the Company and the Bank and certain business organizations and individuals associated with such persons have been customers of and have had banking transactions with the Bank in the ordinary course of business. Such transactions include loans, commitments, lines of credit, and letters of credit. Such transactions were made on substantially the same terms, including interest rates, repayment terms, and collateral, as those prevailing at the time for comparable transactions with other persons, and did not and do not involve more than normal risk of collectibility or present other unfavorable features. Additional transactions with such persons and businesses are anticipated in the future.

             The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its and the Company's directors, nominees for director, executive officers, five percent shareholders, and their associates. All loans included in such transactions have been made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other features unfavorable to the Bank. At December 31, 2001, the amount of credit extended to directors, executive officers, principal shareholders and their associates was approximately $2,165,215, or approximately 9.48% of the Company's consolidated shareholders' equity.

Information Concerning the Company's Independent Auditor

             The certified public accounting firm of Mauldin & Jenkins, LLC was the independent auditor for the Company during the year ended December 31, 2001. Representatives of Mauldin & Jenkins, LLC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Board of Directors of the Company currently intends to approve the engagement of Mauldin & Jenkins, LLC as its independent auditors for the fiscal year ending December 31, 2002.

             Mauldin & Jenkins, LLC has advised the Company that neither the firm nor any of its partners has any direct or material interest in the Company and it subsidiaries except as auditors and independent certified public accountants of the Company and its subsidiaries. During the Company's 2001 fiscal year, Mauldin & Jenkins, LLC consulted with the Company on various matters and provided professional services for the Company for fees and expense as follows:

             Audit and Review Fees                                                      $75,825
             Financial Information Systems Design and Implementation                    $  0.00
             All Other Fees                                                             $23,862
                                                                                        -------
             Total                                                                      $99,687


"All Other Fees" is primarily comprised of (i) $11,597 for related tax service,
(ii) $5,765 of fees for an information systems audit, (iii) $3,550 for a compliance review, and (iv) $2,950 for services in connection with the Bank's relocation of the Cartersville branch. Based upon the Company's relationship with Mauldin and Jenkins, LLC, including the services and fees described above, the Company's Board of Directors believes that the provision of services by Mauldin & Jenkins, LLC to the Company is compatible with maintaining the independence of Mauldin & Jenkins, LLC from the Company.

             During the two most recent fiscal years and through the date hereof, the Company has not consulted with Mauldin & Jenkins, LLC on items which
(i) were or should have been subject to SAS 50, or (ii) concerned the subject matter of a disagreement or reportable event with the former auditor as (described in Regulation S-B, Item 304 (a)(2)).

Section 16(a) Beneficial Ownership Reporting Compliance

             Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than ten percent shareholders are required by SEC regulation to furnish the Company the copies of all 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to directors, executive officers, and greater than ten percent beneficial owners were complied with by such persons.

Performance Graph

             The following line-graph compares the cumulative, total return on the Company's Common Stock from December 31, 1996 to December 31, 2001, with that of the Standard & Poor's 500 Index and the Nasdaq Bank Stock index (an average of all bank and thrift institutions whose stock is traded on the Nasdaq Stock Market). Cumulative total return represents the change in stock price and the amount of dividends received over the indicated period, assuming the reinvestment of dividends.

                             [GRAPHIC APPEARS HERE]


  -------------------------------------------------------------------------------------------------------------------------
                                          12/31/96       12/31/97       12/31/98       12/31/99      12/31/00      12/31/01
  -------------------------------------------------------------------------------------------------------------------------
  Standard & Poor's 500 Index               100.00         130.60         165.37         196.86        177.86        154.99
  -------------------------------------------------------------------------------------------------------------------------
  NASDAQ Bank Index                         100.00         163.59         144.33         132.81        152.30        167.64
  -------------------------------------------------------------------------------------------------------------------------
  Crescent                                  100.00         118.87         205.76         283.09        156.09        226.40
  -------------------------------------------------------------------------------------------------------------------------


                                 OTHER BUSINESS

             Management of the Company does not know of any matters to be brought before the Annual Meeting other than those described above. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

               SHAREHOLDER'S PROPOSALS FOR THE 2002 ANNUAL MEETING

             Proposals from shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company on or before November 27, 2002 to be eligible for inclusion in the Company's Proxy Statement and Proxy related to that meeting. Any other matter proposed by shareholders to be discussed at the Company's 2002 Annual Meeting of Shareholders may be so discussed if (i) the proposal is received by the Company on or before February 9, 2003, and (ii) the Company in its sole discretion, approves discussion of the matter at the Annual Meeting. Proposals regarding any such matters will not, however, be included in the Company's Proxy Statement and Proxy unless they are received prior to November 27, 2002.

REVOCABLE PROXY

                            CRESCENT BANKING COMPANY
           REVOCABLE PROXY BY AND ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 18, 2002

         The undersigned hereby appoints A. James Elliott and John S. Dean Sr., or either of them, each with full power of substitution, as proxies to vote all shares of the $1.00 par value common stock of Crescent Banking Company (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held THURSDAY, APRIL 18, 2002, at 2:00 P.M. local time, at Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, and at any postponement or adjournment thereof (the "Annual Meeting").

         SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENTS AS SPECIFIED ON THIS PROXY AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO ANY OTHER BUSINESS WHICH MAY COME PROPERLY BEFORE THE MEETING. IF A VOTE IS NOT SPECIFIED SAID PROXIES WILL VOTE FOR APPROVAL OF THE PROPOSAL.

         The Board of Directors recommends a vote "FOR" the following proposal:
                                                  -----
1. ELECTION OF DIRECTORS: Authority for the election of (i) Messrs. Charles Gehrmann and J. Donald Boggus, Jr. as Class II directors, each to serve until the Company's 2005 Annual Meeting of Shareholders or until their successors are elected and qualified, and (ii) Ms. Janie Whitfield as a Class IV director, to serve until the Company's 2003 Annual Meeting of Shareholders, or until her successor is elected and qualified.


FOR _____                                         WITHHOLD AUTHORITY _____
the nominees listed above                         to vote for nominees
(except as marked to                              written below.
the contrary below)

--------------------------------------------------------------------------------





         Please sign exactly as name appears in the registration below. When shares are held by joint tenants both should sign. When signing as attorney, administrator, trustee, or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

COMMON SHARES:                                   DATED:  ________________, 2002
ACCOUNT NUMBER:
                                 --------------------------------------
                                 Signature

                                 --------------------------------------
                                 Signature if held jointly




PLEASE MARK, SIGN ABOVE, AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE
FURNISHED.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.